INVESCO GLOBAL HEALTH CARE FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-05426
SERIES NO.:         3

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                              $    --
       2   Dividends for a second class of open-end company
           shares (000's Omitted)
           Class Y                                              $    10

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                              $    --
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class Y                                              $0.0146
           Investor Class                                       $    --

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                               22,470
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class B                                                  336
           Class C                                                3,217
           Class Y                                                  892
           Investor Class                                        16,342

74V.   1   Net asset value per share (to nearest cent)
           Class A                                              $ 43.70
       2   Net asset value per share of a second class of open-
           end company shares (to nearest cent)
           Class B                                              $ 33.51
           Class C                                              $ 33.56
           Class Y                                              $ 44.24
           Investor Class                                       $ 43.71

INVESCO DEVELOPING MARKETS FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-05426
SERIES NO.:         13

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                              $11,257
       2   Dividends for a second class of open-end company
           shares (000's Omitted)
           Class B                                              $    46
           Class C                                              $   227
           Class Y                                              $20,165
           Class R5                                             $ 9,884
           Class R6                                             $ 2,640

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                              $0.3316
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class B                                              $0.0552
           Class C                                              $0.0552
           Class Y                                              $0.4331
           Class R5                                             $0.4818
           Class R6                                             $0.4892

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                               30,762
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class B                                                  507
           Class C                                                3,291
           Class Y                                               39,212
           Class R5                                              13,621
           Class R6                                               6,981

74V.   1   Net asset value per share (to nearest cent)
           Class A                                              $ 25.84
       2   Net asset value per share of a second class of open-
           end company shares (to nearest cent)
           Class B                                              $ 25.06
           Class C                                              $ 25.03
           Class Y                                              $ 25.92
           Class R5                                             $ 25.90
           Class R6                                             $ 25.90

INVESCO ENDEAVOR FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-05426
SERIES NO.:         16

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                   7,644
      2   Number of shares outstanding of a second class of
          open-end company shares (000's Omitted)
          Class B                                                     123
          Class C                                                   2,451
          Class R                                                   1,323
          Class Y                                                   2,056
          Class R5                                                  1,686
          Class R6                                                  4,535

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                  $19.30
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class B                                                  $17.52
          Class C                                                  $17.53
          Class R                                                  $18.78
          Class Y                                                  $19.66
          Class R5                                                 $20.08
          Class R6                                                 $20.13

INVESCO SELECT COMPANIES FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-05426
SERIES NO.:         18

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                   23,261
      2   Number of shares outstanding of a second class of
          open-end company shares (000's Omitted)
          Class B                                                      216
          Class C                                                    6,784
          Class R                                                    2,294
          Class Y                                                    7,144
          Class R5                                                   2,422

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                  $ 20.44
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class B                                                  $ 18.59
          Class C                                                  $ 18.57
          Class R                                                  $ 19.86
          Class Y                                                  $ 20.71
          Class R5                                                 $ 21.33

INVESCO CHINA FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-05426
SERIES NO.:         19

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                              $   268
       2   Dividends for a second class of open-end company
           shares (000's Omitted)
           Class Y                                              $    26
           Class R5                                             $     1

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                              $0.0887
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class Y                                              $0.1468
           Class R5                                             $0.1957

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                2,516
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class B                                                  127
           Class C                                                  683
           Class Y                                                  163
           Class R5                                                   4

74V.   1   Net asset value per share (to nearest cent)
           Class A                                              $ 21.10
       2   Net asset value per share of a second class of open-
           end company shares (to nearest cent)
           Class B                                              $ 20.43
           Class C                                              $ 20.39
           Class Y                                              $ 21.14
           Class R5                                             $ 21.17

INVESCO INTERNATIONAL TOTAL RETURN FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-05426
SERIES NO.:         21

72DD.  1   Total Return of Capital for which record date passed
           during the period. (000's Omitted)
           Class A                                               $   335
       2   Return of Capital for a second class of open-end
           company shares (000's Omitted)
           Class B                                               $     5
           Class C                                               $    22
           Class Y                                               $    34
           Class R5                                              $     0
           Class R6                                              $   235

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Return of Capital from net investment income
           Class A                                               $0.1160
       2   Return of Capital for a second class of open-end
           company shares (form nnn.nnnn)
           Class B                                               $0.0403
           Class C                                               $0.0402
           Class Y                                               $0.1413
           Class R5                                              $0.1414
           Class R6                                              $0.1414

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                 2,694
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class B                                                    92
           Class C                                                   511
           Class Y                                                   175
           Class R5                                                    0
           Class R6                                                1,979

74V.   1   Net asset value per share (to nearest cent)
           Class A                                               $  9.81
       2   Net asset value per share of a second class of open-
           end company shares (to nearest cent)
           Class B                                               $  9.79
           Class C                                               $  9.79
           Class Y                                               $  9.80
           Class R5                                              $  9.81
           Class R6                                              $  9.81

INVESCO BALANCED-RISK ALLOCATION FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-05426
SERIES NO.:         23

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                              $ 56,654
       2   Dividends for a second class of open-end company
           shares (000's Omitted)
           Class B                                              $    243
           Class C                                              $ 22,929
           Class R                                              $    493
           Class Y                                              $ 81,503
           Class R5                                             $  4,180
           Class R6                                             $ 11,329

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                              $ 0.2453
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class B                                              $ 0.1444
           Class C                                              $ 0.1444
           Class R                                              $ 0.2119
           Class Y                                              $ 0.2801
           Class R5                                             $ 0.2828
           Class R6                                             $ 0.2965

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                               210,434
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class B                                                 1,221
           Class C                                               146,135
           Class R                                                 2,311
           Class Y                                               227,943
           Class R5                                               13,918
           Class R6                                               36,634

74V.   1   Net asset value per share (to nearest cent)
           Class A                                              $  11.27
       2   Net asset value per share of a second class of open-
           end company shares (to nearest cent)
           Class B                                              $  10.85
           Class C                                              $  10.85
           Class R                                              $  11.12
           Class Y                                              $  11.41
           Class R5                                             $  11.41
           Class R6                                             $  11.43

INVESCO PACIFIC GROWTH FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-05426
SERIES NO.:         28

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                              $    82
       2   Dividends for a second class of open-end company
           shares (000's Omitted)
           Class Y                                              $    11
           Class R5                                             $    --

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                              $0.0278
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class Y                                              $0.0896
           Class R5                                             $0.1289

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                2,772
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class B                                                   12
           Class C                                                  217
           Class R                                                   10
           Class Y                                                  147
           Class R5                                                   1

74V.   1   Net asset value per share (to nearest cent)
           Class A                                              $ 24.03
       2   Net asset value per share of a second class of open-
           end company shares (to nearest cent)
           Class B                                              $ 22.46
           Class C                                              $ 22.50
           Class R                                              $ 23.82
           Class Y                                              $ 24.41
           Class R5                                             $ 24.42

INVESCO EMERGING MARKET LOCAL CURRENCY DEBT FUND                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-05426
SERIES NO.:         40

72DD.  1   Total Return of Capital for which record date passed
           during the period. (000's Omitted)
           Class A                                               $   369
       2   Return of Capital for a second class of open-end
           company shares (000's Omitted)
           Class B                                               $    14
           Class C                                               $    69
           Class R                                               $    19
           Class Y                                               $    40
           Class R5                                              $     2
           Class R6                                              $ 2,025

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Return of Capital from net investment income
           Class A                                               $0.3715
       2   Return of Capital for a second class of open-end
           company shares (form nnn.nnnn)
           Class B                                               $0.3148
           Class C                                               $0.3150
           Class R                                               $0.3522
           Class Y                                               $0.3898
           Class R5                                              $0.3898
           Class R6                                              $0.3898

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                   927
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class B                                                    44
           Class C                                                   204
           Class R                                                    54
           Class Y                                                    45
           Class R5                                                    1
           Class R6                                                5,523

74V.   1   Net asset value per share (to nearest cent)
           Class A                                               $  6.77
       2   Net asset value per share of a second class of open-
           end company shares (to nearest cent)
           Class B                                               $  6.77
           Class C                                               $  6.77
           Class R                                               $  6.76
           Class Y                                               $  6.77
           Class R5                                              $  6.77
           Class R6                                              $  6.77

INVESCO BALANCED-RISK COMMODITY STRATEGY FUND                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-05426
SERIES NO.:         41

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                    5,338
      2   Number of shares outstanding of a second class of
          open-end company shares (000's Omitted)
          Class B                                                       41
          Class C                                                      402
          Class R                                                       56
          Class Y                                                   32,812
          Class R5                                                  39,113
          Class R6                                                  17,673

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                  $  6.54
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class B                                                  $  6.34
          Class C                                                  $  6.33
          Class R                                                  $  6.48
          Class Y                                                  $  6.63
          Class R5                                                 $  6.64
          Class R6                                                 $  6.65

INVESCO EMERGING MARKETS EQUITY FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-05426
SERIES NO.:         42

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                              $    44
       2   Dividends for a second class of open-end company
           shares (000's Omitted)
           Class R                                              $     3
           Class Y                                              $    24
           Class R5                                             $     6
           Class R6                                             $    60

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                              $0.0317
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class R                                              $0.0158
           Class Y                                              $0.0543
           Class R5                                             $0.0543
           Class R6                                             $0.0543

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                1,611
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class C                                                  400
           Class R                                                  183
           Class Y                                                  552
           Class R5                                                 136
           Class R6                                               1,097

74V.   1   Net asset value per share (to nearest cent)
           Class A                                              $  6.53
       2   Net asset value per share of a second class of open-
           end company shares (to nearest cent)
           Class C                                              $  6.43
           Class R                                              $  6.50
           Class Y                                              $  6.53
           Class R5                                             $  6.53
           Class R6                                             $  6.54

INVESCO PREMIUM INCOME FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-05426
SERIES NO.:         43

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                              $ 2,285
       2   Dividends for a second class of open-end company
           shares (000's Omitted)
           Class C                                              $   649
           Class R                                              $     8
           Class Y                                              $   632
           Class R5                                             $     1
           Class R6                                             $ 2,999

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                              $0.4867
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class C                                              $0.4090
           Class R                                              $0.4608
           Class Y                                              $0.5129
           Class R5                                             $0.5129
           Class R6                                             $0.5129

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                5,216
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class C                                                1,700
           Class R                                                   33
           Class Y                                                1,231
           Class R5                                                   1
           Class R6                                               6,694

74V.   1   Net asset value per share (to nearest cent)
           Class A                                              $ 10.09
       2   Net asset value per share of a second class of open-
           end company shares (to nearest cent)
           Class C                                              $ 10.08
           Class R                                              $ 10.08
           Class Y                                              $ 10.09
           Class R5                                             $ 10.09
           Class R6                                             $ 10.09

INVESCO GLOBAL MARKETS STRATEGY FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-05426
SERIES NO.:         44

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                              $   101
       2   Dividends for a second class of open-end company
           shares (000's Omitted)
           Class C                                              $    82
           Class R                                              $    --
           Class Y                                              $   696
           Class R5                                             $    --
           Class R6                                             $ 2,024

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                              $0.1580
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class C                                              $0.0778
           Class R                                              $0.1311
           Class Y                                              $0.1842
           Class R5                                             $0.1842
           Class R6                                             $0.1842

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                  765
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class C                                                  847
           Class R                                                    3
           Class Y                                                4,905
           Class R5                                                   1
           Class R6                                              10,352

74V.   1   Net asset value per share (to nearest cent)
           Class A                                              $  9.70
       2   Net asset value per share of a second class of open-
           end company shares (to nearest cent)
           Class C                                              $  9.62
           Class R                                              $  9.69
           Class Y                                              $  9.73
           Class R5                                             $  9.74
           Class R6                                             $  9.73

INVESCO ALL CAP MARKET NEUTRAL FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-05426
SERIES NO.:         45

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                   1,075
      2   Number of shares outstanding of a second class of
          open-end company shares (000's Omitted)
          Class C                                                     151
          Class R                                                       2
          Class Y                                                   1,412
          Class R5                                                     50
          Class R6                                                     62

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                  $11.92
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class C                                                  $11.76
          Class R                                                  $11.86
          Class Y                                                  $11.97
          Class R5                                                 $11.97
          Class R6                                                 $11.97

INVESCO GLOBAL MARKET NEUTRAL FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-05426
SERIES NO.:         46

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                              $    93
       2   Dividends for a second class of open-end company
           shares (000's Omitted)
           Class C                                              $     2
           Class R                                              $    --
           Class Y                                              $   140
           Class R5                                             $    13
           Class R6                                             $    12

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                              $0.1834
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class C                                              $0.1618
           Class R                                              $0.1755
           Class Y                                              $0.2054
           Class R5                                             $0.2054
           Class R6                                             $0.2054

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                  554
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class C                                                   59
           Class R                                                    2
           Class Y                                                1,191
           Class R5                                                  50
           Class R6                                                  64

74V.   1   Net asset value per share (to nearest cent)
           Class A                                              $ 10.31
       2   Net asset value per share of a second class of open-
           end company shares (to nearest cent)
           Class C                                              $ 10.20
           Class R                                              $ 10.27
           Class Y                                              $ 10.34
           Class R5                                             $ 10.34
           Class R6                                             $ 10.34

INVESCO GLOBAL TARGETED RETURNS FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-05426
SERIES NO.:         47

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                                 $    78
       2   Dividends for a second class of open-end company
           shares (000's Omitted)
           Class C                                                 $     4
           Class R                                                 $    --
           Class Y                                                 $    99
           Class R5                                                $    16
           Class R6                                                $    54

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                 $0.0570
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class C                                                 $0.0489
           Class R                                                 $0.0543
           Class Y                                                 $0.0612
           Class R5                                                $0.0612
           Class R6                                                $0.0612

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                   2,293
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class C                                                   1,131
           Class R                                                       1
           Class Y                                                   9,417
           Class R5                                                      6
           Class R6                                                    777

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                 $ 10.33
       2   Net asset value per share of a second class of open-
           end company shares (to nearest cent)
           Class C                                                 $ 10.19
           Class R                                                 $ 10.29
           Class Y                                                 $ 10.37
           Class R5                                                $ 10.38
           Class R6                                                $ 10.37

INVESCO LONG/SHORT EQUITY FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-05426
SERIES NO.:         48

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                   1,117
      2   Number of shares outstanding of a second class of
          open-end company shares (000's Omitted)
          Class C                                                     207
          Class R                                                       3
          Class Y                                                     667
          Class R5                                                     50
          Class R6                                                     53

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                  $11.50
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class C                                                  $11.34
          Class R                                                  $11.45
          Class Y                                                  $11.56
          Class R5                                                 $11.56
          Class R6                                                 $11.56

INVESCO LOW VOLATILITY EMERGING MARKETS FUND                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-05426
SERIES NO.:         49

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                              $    58
       2   Dividends for a second class of open-end company
           shares (000's Omitted)
           Class C                                              $     2
           Class R                                              $     1
           Class Y                                              $    51
           Class R5                                             $    17
           Class R6                                             $     5

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                              $0.3484
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class C                                              $0.3134
           Class R                                              $0.3361
           Class Y                                              $0.3723
           Class R5                                             $0.3723
           Class R6                                             $0.3723

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                  189
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class C                                                    5
           Class R                                                    3
           Class Y                                                  165
           Class R5                                                  15
           Class R6                                                  15

74V.   1   Net asset value per share (to nearest cent)
           Class A                                              $  8.08
       2   Net asset value per share of a second class of open-
           end company shares (to nearest cent)
           Class C                                              $  8.00
           Class R                                              $  8.06
           Class Y                                              $  8.10
           Class R5                                             $  8.10
           Class R6                                             $  8.10

INVESCO MACRO INTERNATIONAL EQUITY FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-05426
SERIES NO.:         50

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                              $    64
       2   Dividends for a second class of open-end company
           shares (000's Omitted)
           Class C                                              $    --
           Class R                                              $    --
           Class Y                                              $    68
           Class R5                                             $    20
           Class R6                                             $     8

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                              $0.1955
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class C                                              $0.1525
           Class R                                              $0.1794
           Class Y                                              $0.2175
           Class R5                                             $0.2175
           Class R6                                             $0.2175

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                  346
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class C                                                    9
           Class R                                                    1
           Class Y                                                  411
           Class R5                                                  35
           Class R6                                                  35

74V.   1   Net asset value per share (to nearest cent)
           Class A                                              $  9.01
       2   Net asset value per share of a second class of open-
           end company shares (to nearest cent)
           Class C                                              $  8.92
           Class R                                              $  8.98
           Class Y                                              $  9.03
           Class R5                                             $  9.03
           Class R6                                             $  9.03

INVESCO MACRO LONG/SHORT FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-05426
SERIES NO.:         51

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                              $    62
       2   Dividends for a second class of open-end company
           shares (000's Omitted)
           Class R                                                   --
           Class Y                                              $    74
           Class R5                                             $    15
           Class R6                                             $     9

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                               0.1042
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class R                                               0.0824
           Class Y                                               0.1262
           Class R5                                              0.1262
           Class R6                                              0.1262

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                  627
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class C                                                    2
           Class R                                                    1
           Class Y                                                  662
           Class R5                                                  65
           Class R6                                                  76

74V.   1   Net asset value per share (to nearest cent)
           Class A                                              $  9.64
       2   Net asset value per share of a second class of open-
           end company shares (to nearest cent)
           Class C                                              $  9.61
           Class R                                              $  9.62
           Class Y                                              $  9.67
           Class R5                                             $  9.67
           Class R6                                             $  9.67

INVESCO GLOBAL INFRASTRUCTURE FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-05426
SERIES NO.:         52

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                              $    61
       2   Dividends for a second class of open-end company
           shares (000's Omitted)
           Class C                                              $     4
           Class R                                              $    --
           Class Y                                              $    68
           Class R5                                             $    --
           Class R6                                             $     1

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                              $0.2146
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class C                                              $0.1382
           Class R                                              $0.1891
           Class Y                                              $0.2401
           Class R5                                             $0.2401
           Class R6                                             $0.2401

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                  343
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class C                                                   30
           Class R                                                    3
           Class Y                                                  444
           Class R5                                                   1
           Class R6                                                   7

74V.   1   Net asset value per share (to nearest cent)
           Class A                                              $  9.50
       2   Net asset value per share of a second class of open-
           end company shares (to nearest cent)
           Class C                                              $  9.48
           Class R                                              $  9.49
           Class Y                                              $  9.50
           Class R5                                             $  9.50
           Class R6                                             $  9.50

INVESCO STRATEGIC INCOME FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 73C, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-05426
SERIES NO.:         53

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                              $   342
       2   Dividends for a second class of open-end company
           shares (000's Omitted)
           Class C                                              $    34
           Class R                                              $     1
           Class Y                                              $   270
           Class R5                                             $    --
           Class R6                                             $    --

       1   Total return of capital from income dividends for
           which record date passed during the period. (000's
           Omitted)
           Class A                                              $   221
       2   Dividends from Return of Capital for a second class
           of open-end company shares (000's Omitted)
           Class C                                              $     8
           Class R                                              $     1
           Class Y                                              $   203
           Class R5                                             $    --
           Class R6                                             $    --

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                              $0.2090
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class C                                              $0.1643
           Class R                                              $0.1943
           Class Y                                              $0.2242
           Class R5                                             $0.2242
           Class R6                                             $0.2242

73C.       Return of Capital per share outstanding during the
           entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                              $0.1318
       2   Return of Capital for a second class of open-end
           company shares (form nnn.nnnn)
           Class C                                              $0.1024
           Class R                                              $0.1222
           Class Y                                              $0.1418
           Class R5                                             $0.1418
           Class R6                                             $0.1418

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                1,900
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class C                                                  351
           Class R                                                    6
           Class Y                                                1,697
           Class R5                                                   1
           Class R6                                                   1

74V.   1   Net asset value per share (to nearest cent)
           Class A                                              $  9.80
       2   Net asset value per share of a second class of open-
           end company shares (to nearest cent)
           Class C                                              $  9.80
           Class R                                              $  9.80
           Class Y                                              $  9.81
           Class R5                                             $  9.81
           Class R6                                             $  9.81

INVESCO MLP FUND                                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73C, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-05426
SERIES NO.:         55

72DD.  1   Total Return of Capital for which record date passed
           during the period. (000's Omitted)
           Class A                                                    90
       2   Return of Capital for a second class of open-end
           company shares (000's Omitted)
           Class C                                                    10
           Class R                                                     1
           Class Y                                                    83
           Class R5                                                    0
           Class R6                                                    0

73C.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Return of Capital from net investment income
           Class A                                               $0.2992
       2   Return of Capital for a second class of open-end
           company shares (form nnn.nnnn)
           Class C                                               $0.2376
           Class R                                               $0.2788
           Class Y                                               $0.3198
           Class R5                                              $0.3198
           Class R6                                              $0.3198

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                   386
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class C                                                    32
           Class R                                                     5
           Class Y                                                   324
           Class R5                                                    1
           Class R6                                                    1

74V.   1   Net asset value per share (to nearest cent)
           Class A                                               $  6.45
       2   Net asset value per share of a second class of open-
           end company shares (to nearest cent)
           Class C                                               $  6.45
           Class R                                               $  6.45
           Class Y                                               $  6.46
           Class R5                                              $  6.46
           Class R6                                              $  6.46

INVESCO UNCONSTRAINED BOND FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-05426
SERIES NO.:         54

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                              $   322
       2   Dividends for a second class of open-end company
           shares (000's Omitted)
           Class C                                              $     1
           Class R                                              $    --
           Class Y                                              $   350
           Class R5                                             $     1
           Class R6                                             $    --

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                              $0.2523
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class C                                              $0.1836
           Class R                                              $0.2293
           Class Y                                              $0.2753
           Class R5                                             $0.2753
           Class R6                                             $0.2753

73C.       Return of Capital per share outstanding during the
           entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                              $0.0160
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class C                                              $0.0110
           Class R                                              $0.0143
           Class Y                                              $0.0177
           Class R5                                             $0.0177
           Class R6                                             $0.0177

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                1,316
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class C                                                   26
           Class R                                                    1
           Class Y                                                1,283
           Class R5                                                   1
           Class R6                                                   1

74V.   1   Net asset value per share (to nearest cent)
           Class A                                              $  9.91
       2   Net asset value per share of a second class of open-
           end company shares (to nearest cent)
           Class C                                              $  9.90
           Class R                                              $  9.90
           Class Y                                              $  9.91
           Class R5                                             $  9.91
           Class R6                                             $  9.91